_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 30, 2003



                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             -------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                         333-106323             30-0183252
---------------------------------       --------------      --------------------
(STATE OR OTHER                          (COMMISSION        (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)           FILE NUMBER)       IDENTIFICATION NO.)


              383 Madison Avenue
           New York, New York 10l79                         10179
------------------------------------------           ------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)




Registrant's telephone number, including area code, is (212) 272-2000

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:

            1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.


                                By: /s/ Baron Silverstein
                                    -------------------------------------
                                Name:    Baron Silverstein
                                Title:   Vice President

Dated:   December 30, 2003

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-106323, as noted below:


                                 Item 601(a) of
                             Regulation S-K Exhibit
      Exhibit Number                  No.                  Sequentially Numbered Description              Page
 ----------------------      -----------------------  --------------------------------------             -------
           1                          5.1             Opinion of Greenberg Traurig, LLP with                4
                                                      respect to legality

                                      8.1             Opinion of Greenberg Traurig, LLP with                4
                                                      respect to federal income tax matters
                                                      (contained in Exhibit 5.1)

                                                      Consent of Greenberg Traurig, LLP                     4
                                      23.1            (contained in Exhibit 5.1)
